Derivative Liabilities	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liabilities

NOTE 5 - DERIVATIVE LIABILITIES

Upon closing of the private placement transactions in 2016, the Company issued 127,346 and 295,945 warrants, respectively, to the placement agent of the 2016 Offering and to Strategic Bio Partners, a holder of the Company’s debt, for debt cancellation, respectively, to purchase the Company’s Series B Preferred Stock with an exercise price of $1.25 and a five-year term. Upon the effectiveness of our reverse stock split in July 2016, these became warrants to purchase our common stock on the same terms and conditions. The warrants, if exercised under the cashless provision, do not have an explicit limit on the number of shares that will be issued. The warrants have a cashless exercise feature that requires the Company to classify the warrants as a derivative liability.